SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2018 (May 22, 2018)

CORTLAND BANCORP

(Exact name of registrant as specified in its charter)

Ohio	000-13814	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 West Main Street, Cortland, Ohio 44410

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 22, 2018, Cortland Bancorp (“Cortland”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”).

(b)	The first issue voted upon at the Annual Meeting was the election of directors for a three-year term to expire at the 2021 Annual Meeting of Shareholders. The following votes were cast:

	Number of Votes
	For	Withheld	Broker Non-Votes
James E. Hoffman, III	2,298,373	51,850	924,936
Joseph E. Koch	2,297,281	51,943	924,936
Timothy K. Woofter	2,307,010	43,214	924,936
J. Martin Erbaugh	2,303,363	46,861	924,936

(c)	The second issue was to approve, on an advisory basis, the executive compensation of Cortland’s named executive officers as described in this proxy statement.

Number of Votes
For	Against	Abstain	Broker Non-Votes
2,210,717	76,869	62,638	924,936

(d)	The appointment of S.R. Snodgrass, P.C. as Cortland’s independent auditor for the fiscal year ending December 31, 2018 was ratified.

Number of Votes
For	Against	Abstain	Broker Non-Votes
3,252,676	278	22,206

Item 7.01.	Regulation FD Disclosure

Cortland Bancorp used the presentation materials furnished herewith at the Annual Meeting of Shareholders on Tuesday, May 22, 2018. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934. The information in this Report (including Exhibit 99.1 attached hereto) shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 except as otherwise expressly stated in such filing or document.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORTLAND BANCORP

By:	/s/ James M. Gasior
James M. Gasior, President and CEO

Date: May 24, 2018

4